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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

     30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

     Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:       (212) 632-6000

Date of fiscal year end:     12/31

Date of reporting period:    12/31/06

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard
Retirement Series
Annual Report

DECEMBER 31, 2006

Lazard Retirement Series, Inc.

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc., you may obtain the prospectus by calling 800-887-4929. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of Lazard Retirement Series, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Lazard Retirement Series, Inc.

Investment Overviews

A Message from Lazard

What are the following headlines telling us?

European Shares Set New Record
European Stocks Drop Sharply
Stocks Get Lift from Oil’s Slide
Stocks Decline as Oil Slides
NASDAQ Reaches New Five-Year High
Stocks Weaken as Dollar’s Fall Chills Investors
Japan Hits Fresh Seven-Month High
Foreigners Sell Japan Shares

All of these headlines appeared in the Wall Street Journal® during the second half of 20061 and reflect the ups and downs that are experienced by the financial markets, sometimes daily. It can be difficult to keep one’s bearings. Is the market going up or down? Is it time to buy into stocks or to stay out of stocks? Or is it best to stay put and hope for the best? These kinds of questions are a natural reaction to alarming or upbeat reports by the media. By getting caught up in the most recent headlines and focusing only on short-term returns, many investors can lose their long-term perspective, letting emotions alone drive their investment decisions. While watching and reacting to market movements may be hard to resist, it can lead to impulsive investment decisions that make it difficult to achieve one’s long-term goals.

So how does an investor balance the need for long-term asset appreciation with the understandable desire to limit the risk of losses? Unfortunately, the risk of market declines is an inescapable part of investing in stocks. That is why, for many years, financial advisors have urged investors to spread their money across different types of asset classes—such as stock, bonds, and cash—in order to reduce risk and enhance long-term returns.

The concept of diversification, through the process of asset allocation, finds its roots in Modern Portfolio Theory. This theory states that portfolios created using a mix of different asset classes and investment styles deliver higher returns with less risk than any one asset class would by itself. The goal of asset allocation is to identify the best possible combination of stocks and other assets, based on their expected returns and the expected fluctuation, or volatility, of those returns over time. With this knowledge, and a thorough understanding of individual requirements, investors and their advisors can construct portfolios that reflect this optimal mix as closely as possible. Of course, asset allocation is only the first step toward risk management. Once a broad asset allocation has been established, investors can then take the next step, discussing with their advisors the further diversification of their portfolios by selecting more specific investment styles, sectors, and market capitalizations within the major asset classes.

Investors with a diversified long-term investment plan in place can proceed more confidently in both rising and falling markets, because they have a better sense of what to expect in terms of risk and return, over the course of market cycles. To help keep the current financial markets—and individual long-term goals—in perspective, this may be a good time to meet with your financial advisor and review the elements of your long-term diversified investment plan.

World Markets Overview

U.S. Equities: Fourth-Quarter Rally a Pleasant Surprise

U.S. stocks performed well in 2006, overcoming concerns about the slowing housing market, stubbornly high oil prices, and the sustainability of strong corporate-earnings growth. Thanks to a powerful fourth-quarter rally, U.S. equity indices neared, and in some cases, finally exceeded highs not seen since early 2000 during the technology bubble. Almost half of the S&P 500® Index’s 15.79% rise in 2006 occurred in the fourth-quarter surge. This rally was stoked by an easing of oil prices and inflationary pressures. Investor confidence was also buoyed by record corporate profits and a growing belief that a cooling economy would not sink into recession.

While not outpacing their small-cap counterparts for the full year, large-cap stocks staged a comeback in the second half, as investors began to appreciate their more stable cash flow and dividend yields. Small-cap stocks, as measured by the Russell 2000® Index, gained 18.37% in 2006, while large-caps returned 15.46%, as measured by the Russell 1000® Index. Value stocks, at each capitalization tier, fared better than their growth counterparts by notable margins. Strength in the utilities, telecom services, energy, and financials sectors helped to boost the performance of large-cap value stocks, which rose by 22.25%, as measured by the Russell 1000 Value Index. In contrast,

Lazard Retirement Series, Inc.

Investment Overviews (continued)

weakness in the technology and health care sectors was a drag on the performance of large-cap growth stocks, which gained 9.07%, as measured by the Russell 1000 Growth Index. Mid-cap value stocks also enjoyed an edge over their growth peers, as the Russell Midcap® Value Index rose 20.22% in 2006, beating the 10.66% return of the Russell Midcap Growth Index. The value versus growth advantage also affected small-cap returns for the year. Small-cap value stocks, as measured by the Russell 2000 Value Index, rose 23.48%, while small-cap growth stocks, as measured by the Russell 2000 Growth Index, finished the year with a 13.35% return.

International Equities: Surge in Europe Caps Strong Year

International stocks outperformed their U.S. counterparts in 2006, as markets in Europe, the Far East (excluding Japan), and the United Kingdom delivered impressive gains. European shares finished the year at their highest level in five and a half years, buoyed by expectations that the record pace of takeovers in Europe could continue for the next one or two years. After a strong 2005, Japanese stocks reversed course in 2006, amid concerns about Japan’s economic recovery.

International large-cap stocks returned 26.34% in 2006, as measured by the Morgan Stanley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Index. Gains were broad-based by sector during the year, with all groups positive. Utilities were the strongest-performing sector, as this group was helped by investors’ continued demand for yield as well as by more recent industry consolidation. Commodity producers continued their outperformance, as metals prices remained near all-time highs, while telecom services stocks rebounded from a few years of weakness. Energy shares lagged the broad market, even as oil prices averaged over $65 a barrel, roughly $10 above their average levels in 2005. Technology stocks continued their extended period of underperformance, weighed down by Japanese technology shares and semiconductor makers. Health care lagged, as major blockbuster drugs lost patent protection, and a number of new drugs were delayed or dropped due to safety concerns. 2006 also ended the six-year streak of outperformance by international small-cap stocks over their large-cap counterparts, with the MSCI EAFE Small Cap Index returning 19.31% for the year.

Emerging Markets Equities: Sharp Rebound After Major Correction

Emerging markets were volatile in 2006. Strong returns were experienced through April, aided by heightened interest in the asset class. However, a correction began on May 8, as investors became more concerned about inflationary pressures and higher interest rates, globally. The largest declines were recorded in Turkey and Egypt, both of which had performed quite well earlier in the year. Significant market falls also occurred in Israel, as tensions increased in Gaza, and in South Africa. Emerging markets began to recover in the latter part of June and throughout the third quarter, as concerns about higher short-term interest rates in the United States decreased, and the price of oil fell to the low $60s. The market brushed aside most macroeconomic and political events during this period, including terrorist attacks in Mumbai, test firing of missiles by North Korea, and political instability in the Middle East, Thailand, Hungary, and Taiwan. During the fourth quarter, there were large inflows into emerging markets, particularly into China, where investors have become very excited about the growth potential there. Indeed, investment funds that specialized in BRIC (Brazil, Russia, India, and China) flourished in 2006, as these markets averaged a significantly higher return than did the overall emerging markets equity asset class.

The MSCI Emerging Markets Index gained 32.17% in 2006, with Chinese shares performing best. Strong returns were also experienced in Indonesia, Morocco, Argentina, and Peru. In addition, Russia benefited from strong oil prices, and the Philippines from multiyear low-inflation figures. Negative returns were experienced in Turkey, Israel, and Columbia. Despite recovering from the September coup, the Thai stock market was punished in December, after Thailand’s central bank implemented, and then partially retracted, a policy aimed at reducing investment in the local capital markets and the baht. South Korean shares also underperformed, with a strong local currency further undermining the competitiveness of its export-oriented industries. From a sector perspective, energy, utilities, and materials stocks outperformed for the year, while health care, information technology, and consumer discretionary shares lagged.

Lazard Retirement Series, Inc.

Investment Overviews (continued)

Lazard Retirement Equity Portfolio

For the year ended December 31, 2006, Lazard Retirement Equity Portfolio Service Shares posted a total return of 17.48%, as compared with the 15.79% return of the S&P 500 Index.

Stock selection in technology was beneficial for performance, as some of the Portfolio’s larger-cap industry leaders, in areas such as software and networking, performed well after a period of extended weakness. Investors have begun to appreciate the strong competitive positions of these companies and the resilience of their diversified business models. Cisco reported better-than-expected year-on-year revenue growth, due to broad-based strength across all geographies, customer segments, and products. Shares of Oracle rose, as investors gained confidence in the company’s acquisition strategy, which was supported by better-than-expected recent earnings. Shares of Avaya also posted strong gains. The company reported solid sales growth, due to continued robust demand for its IP (Internet Protocol) products, and better-than-expected earnings were driven by improved margins, resulting from aggressive cost cutting by new management. Stock selection in the financials sector also helped performance, as shares of MasterCard rose sharply during the period. MasterCard’s third-quarter earnings results exceeded analysts’ expectations, as the company benefited from a secular shift from paper to plastic transactions, coupled with improving margins and a heightened focus on profitability. MasterCard was sold from the Portfolio after it reached our target valuation. An underweight position and stock selection in health care also boosted returns, as shares of Sepracor rose sharply. This pharmaceutical company released better-than-expected third-quarter earnings, and it continues to gain market share in the sleep-aid market, due to accelerating prescription growth for Lunesta. This was followed by a recent favorable decision from the Centers for Medicare and Medicaid Services, regarding reimbursement for the company’s asthma drug, Xopenex. Stock selection in telecom services detracted from performance, as Sprint shares declined in the third quarter after the company reported disappointing earnings. The product of a merger between Sprint and Nextel, the combined company has been hurt by slowing subscriber growth, due to the defection of a sizable number of Nextel’s lower-spending retail customers to other service providers.

Overall, the valuation of the broader stock market is reasonable, in the context of historic valuations. However, looking forward, our concern is that the historically high margins and returns in many cyclical stocks and sectors are not sustainable, especially given the beginning of an economic slowdown. The focus of the Portfolio will continue to be on those companies with valuations that are attractive and earnings that are more sustainable. We will seek to avoid those areas of the market where we believe earnings to be unsustainably high. As ever, good stock selection will be the key factor to a successful year ahead. Our investment process is focused on individual stock selection, which is based on company fundamentals, not on macroeconomic considerations. A complicating factor, from a fundamental perspective, is the continuation of a strong equity market and abundant liquidity, which is fuelling an extraordinary merger and acquisition cycle.

Lazard Retirement Small Cap Portfolio

For the year ended December 31, 2006, Lazard Retirement Small Cap Portfolio Service Shares posted a total return of 16.07%, as compared with the 18.37% return of the Russell 2000 Index.

Stock selection in industrials helped performance, as shares of American Commercial Lines, a provider of inland waterway transportation, as well as a manufacturer of barges, rose significantly. The company was aided by tight conditions in both of its businesses, which helped to increase utilization and raise pricing. Stock selection in materials also helped returns, as shares of Oregon Steel, a manufacturer of oil-country tubular goods and other steel-related products, also rose sharply over the year. Oregon Steel benefited from strong demand for its products from its energy customers and, in November, it received a takeover bid from a Russian steel company, Evraz, at a substantial premium. We sold Oregon Steel into this strength, as it has exceeded our target valuation. An overweight position was beneficial to performance, as this was one of the best-performing sectors during the period. Finally, stock selection in technology also boosted returns, as shares of C-COR rose strongly. The company’s cable and telecom services customers continue to require C-COR’s equipment for building out their next generation networks to provide additional voice, data, and video

Lazard Retirement Series, Inc.

Investment Overviews (continued)

services to their customers. Stock selection in telecom services and financials detracted from performance over the period. Within telecom services, performance was hurt by lack of exposure to stocks of Regional Local Exchange Carriers (RLEC). RLEC shares posted solid gains over the period, as business conditions stabilized, and investors became more attracted to and confident in their high yields. Additionally, the Portfolio owned Wireless Facilities, a provider of design and engineering services to the telecom services industry, which declined substantially over the year, as customer activity slowed dramatically. Wireless Facilities was sold from the Portfolio, as we believed this slowdown was likely to persist. Within financials, bank holdings faced a difficult environment owing to a yield curve that is pressuring margins across a wide spectrum of companies. We expect the negative environment for banks to subside, in time, preferably as the Federal Reserve decides to lower short-term funding rates. Therefore, we maintain a reasonable exposure to banks in growing geographies with proven management teams.

The primary risk for small caps continues to be a slowdown in the economy, which would slow the earnings-growth differential relative to large caps, as well as raise the risk premium for investing in the small-cap market. As always, we continue to seek out small-cap companies with above-average prospects that can prosper over the long term, even if the market environment should turn more difficult.

Lazard Retirement International Equity Portfolio

For the year ended December 31, 2006, Lazard Retirement International Equity Portfolio Service Shares posted a total return of 22.53%, as compared with the 26.34% return of the MSCI EAFE Index.

Helping performance was stock selection in consumer staples, as Gallaher shares posted solid gains. This U.K. tobacco company received a takeover bid from Japan Tobacco in December. Shares of InBev also continued to perform well, after the Belgian-based brewer announced profits that far exceeded analysts’ estimates. Shares of U.K. supermarket retailer, Tesco, also performed well. In addition, stock selection in materials boosted returns, as shares of Lafarge, the world’s largest cement maker, posted solid gains. Due to higher cement prices, the company’s third-quarter earnings increased by 32% and exceeded analysts’ expectations. Shares of building-materials supplier, CRH, also rose, after the company announced solid progress in integrating its largest acquisition to date. And, exposure to emerging-markets stocks also added value in the period. Conversely, stock selection in industrials detracted from performance, as shares of Yamato Holdings fell, due to disappointing quarterly-earnings results. Factors that negatively impacted the company’s results included rising personnel expenses, weakness in non-core businesses, and pricing declines in door-to-door delivery services. This stock was sold from the Portfolio, as we believed that our investment thesis for Yamato Holdings was no longer valid. THK Co., Ltd. shares also declined, as slowing momentum in the company’s monthly order data, in addition to general macroeconomic concerns, resulted in significant multiple contraction, despite better-than-expected results in the latest quarter. Stock selection in financials detracted from performance, as Japanese holdings, such as Mitsubishi UFJ, Sumitomo Mitsui, and Nomura, underperformed along with the overall Japanese market. An overweight position and stock selection in health care was detrimental to performance, as the shares of Sanofi-Aventis declined. The company reported lower-than-expected sales, due, in part, to cuts in government health spending in France and Germany and the late delivery of U.S. flu vaccines. We believe that the stock’s attractive valuation already reflects much of this bad news, but does not adequately recognize the positive impact that the company’s pipeline of new drug therapies could have on future earnings. Shares of Swiss pharmaceutical maker Novartis AG also fell. The company reported that the FDA required three more months to determine whether problems encountered by animals taking its oral diabetes drug, Galvus, may pose risks to humans.

In the context of historic valuations, the current valuation of the broader stock market is reasonable. Yet, we are concerned that the historically high margins and returns in many cyclical stocks and sectors are not sustainable, especially given the beginning of an economic slowdown. However, the Portfolio’s performance continues to be driven by stock selection, and we continue to look for an attractive balance of valuation and financial productivity. In a period when many companies are generating record returns, we are also very focused on the sustainability of returns,

Lazard Retirement Series, Inc.

Investment Overviews (concluded)

which we believe will be key to performance, going forward. Although we were disappointed by the Portfolio’s relative performance in 2006, we believe that the Portfolio enters 2007 well positioned to achieve its investment objective.

Lazard Retirement Emerging Markets Portfolio

For the year ended December 31, 2006, Lazard Retirement Emerging Markets Portfolio’s Service Shares posted a total return of 29.95%, as compared with the 32.17% return of the MSCI Emerging Markets Index. The Portfolio’s Investor Shares (first offered on May 1, 2006) posted a total return of 10.64%, as compared with the 8.17% return of the Index during that period.

The Portfolio benefited from strong stock selection within the industrials and materials sectors. From a regional perspective, performance was enhanced by good stock selection within South Africa and Israel, and from a higher-than-index weight in Brazil. Petro-Bras, a Brazilian energy company, performed well, based on strong oil prices and a favorable outlook for reserve growth. Shares of Telekom Indonesia also rose sharply, due to robust cellular demand. Shares of Caemi, a Brazilian iron ore mining company, performed well, due to continued strong pricing for the metal. During the period, Caemi was acquired by CVRD, which was also held by the Portfolio. Conversely, performance was hurt by poor stock selection within the financials and consumer discretionary sectors and within South Korea and India. A lower-than-index weight to China was also a detractor. We saw poor stock performance in some of our South Korean holdings, such as Lotte Shopping, which declined on slow consumption levels within South Korea; LG Electronics, which declined due to concerns about handset prices; and Hyundai, which fell due to investors’ concerns about the strong won and increased competition.

2006 was very robust for emerging-markets equities. We remain positive over the medium- and long-term, based upon reasonable valuations and continuing high financial productivity.

Notes to Investment Overviews:

1     “European Shares Set New Record,” October 13, 2006, “European Stocks Drop Sharply,” November 24, 2006, “Stocks Get Lift from Oil’s Slide,” August 28, 2006, “Stocks Decline as Oil Slides,” October 27, 2006, “NASDAQ Reaches New Five-Year High,” October 26, 2006, “Stocks Weaken as Dollar’s Fall Chills Investors,” November 25, 2006, “Japan Hits Fresh Seven-Month High,” December 26, 2006, “Foreigners Sell Japan Shares,” June 13, 2006, http://www.online.wsj.com/home/us/.

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2006; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will have not been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

Lazard Retirement Series, Inc.

Performance Overviews

Lazard Retirement Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of
Lazard Retirement Equity Portfolio and S&P 500® Index*

Average Annual Total Returns* Periods Ended December 31, 2006
	One Year	Five Years	Since Inception**

Retirement Equity Portfolio Service Shares	17.48%	7.12%	5.21%
S&P 500 Index	15.79	6.19	4.72

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The Portfolio’s inception date was March 18, 1998.

Lazard Retirement Series, Inc.

Performance Overviews (continued)

Lazard Retirement Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of
Lazard Retirement Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns* Periods Ended December 31, 2006
	One Year	Five Years	Since Inception**

Retirement Small Cap Portfolio Service Shares	16.07%	9.39%	9.29%
Russell 2000 Index	18.37	11.39	7.86

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc.

Performance Overviews (continued)

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement
International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe,
Australasia and Far East (EAFE®) Index*

Average Annual Total Returns* Periods Ended December 31, 2006
	One Year	Five Years	Since Inception**

Retirement International Equity Portfolio Service Shares	22.53%	12.34%	6.38%
MSCI EAFE Index	26.34	14.98	8.75

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The Portfolio’s inception date was September 1, 1998.

Lazard Retirement Series, Inc.

Performance Overviews (concluded)

Lazard Retirement Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement
Emerging Markets Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns* Periods Ended December 31, 2006
	Service Shares			Investor Shares

	One Year	Five Years	Since Inception†	Since Inception†

Retirement Emerging Markets Portfolio**	29.95%	29.19%	11.67%	10.64%
MSCI Emerging Markets Index	32.17	26.59	10.80	8.17

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Service Shares was November 4, 1997 and for Investor Shares was May 1, 2006.

Lazard Retirement Series, Inc.

Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2006 through December 31, 2006 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing Account Value.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

	7/1/06	12/31/06	7/1/06-12/31/06	7/1/06-12/31/06

Retirement Equity Portfolio Service Shares
Actual	$1,000.00	$1,144.70	$6.76	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.37	1.25%

Retirement Small Cap Portfolio Service Shares
Actual	$1,000.00	$1,091.70	$6.30	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.19	$6.08	1.19%

Retirement International Equity Portfolio Service Shares
Actual	$1,000.00	$1,126.10	$6.71	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.37	1.25%

Retirement Emerging Markets Portfolio Service Shares
Actual	$1,000.00	$1,245.20	$9.06	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.14	$8.14	1.60%
Investor Shares
Actual	$1,000.00	$1,247.30	$7.64	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.41	$6.86	1.35%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Lazard Retirement Series, Inc.

Portfolio Holdings Presented by Sector
December 31, 2006

Sector*	Lazard Retirement Equity Portfolio	Lazard Retirement Small Cap Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Portfolio

Commercial Services	5.8%	10.4%	—%	4.0%
Consumer Discretionary	10.1	14.5	11.1	11.4
Consumer Durables	0.9	1.9	6.5	5.0
Consumer Staples	6.2	—	11.0	2.8
Energy	8.6	4.4	8.9	9.1
Financials	20.6	20.6	25.8	17.3
Health Care	10.4	6.6	8.3	1.0
Process Industry	5.7	2.5	—	11.7
Producer Manufacturing	9.9	8.0	5.0	1.4
Technology	17.0	23.0	2.1	10.2
Telecommunications	4.8	0.6	10.2	14.2
Transportation	—	2.3	2.5	2.5
Utilities	—	0.2	5.6	0.9
Short-Term Investments	—	5.0	3.0	8.5

Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Lazard Retirement Series, Inc.

Portfolios of Investments
December 31, 2006

Description	Shares	Value

Lazard Retirement Equity Portfolio
Common Stocks—99.5%
Alcohol & Tobacco—1.7%
Altria Group, Inc.	1,000	$85,820

Banking—5.5%
Bank of America Corp.	2,906	155,151
The Bank of New York Co., Inc.	2,275	89,567
Washington Mutual, Inc.	800	36,392

		281,110

Building & Construction—0.9%
Masco Corp.	1,590	47,493

Chemicals—3.3%
Cabot Corp.	715	31,153
Du Pont (E.I.) de Nemours & Co.	775	37,750
Sigma-Aldrich Corp.	650	50,518
The Dow Chemical Co.	1,170	46,730

		166,151

Commercial Services—4.7%
Automatic Data Processing, Inc.	2,050	100,962
DST Systems, Inc. (a)	400	25,052
First Data Corp.	2,200	56,144
Idearc, Inc. (a)	1,900	54,435

		236,593

Computer Software—7.2%
Microsoft Corp.	8,855	264,410
Oracle Corp. (a)	5,915	101,383

		365,793

Consumer Products—1.8%
Fortune Brands, Inc.	640	54,650
The Stanley Works	690	34,700

		89,350

Drugs—6.1%
Biogen Idec, Inc. (a)	850	41,812
Bristol-Myers Squibb Co.	1,710	45,007
Pfizer, Inc.	2,335	60,476
Sepracor, Inc. (a)	960	59,117
Wyeth	2,000	101,840

		308,252

Energy Integrated—5.7%
Chevron Corp.	1,460	107,354
ConocoPhillips	1,405	101,090
Hess Corp.	700	34,699
Massey Energy Co.	2,040	47,389

		290,532

Description	Shares	Value

Energy Services—2.8%
BJ Services Co.	1,415	$41,488
Halliburton Co.	850	26,393
The Williams Cos., Inc.	2,895	75,617

		143,498

Financial Services—9.7%
A.G. Edwards, Inc.	1,050	66,454
American Express Co.	900	54,603
Citigroup, Inc.	1,915	106,665
JPMorgan Chase & Co.	1,304	62,983
Legg Mason, Inc.	250	23,763
Mellon Financial Corp.	2,865	120,760
The Bear Stearns Cos., Inc.	345	56,159

		491,387

Food & Beverages—3.0%
Coca-Cola Enterprises, Inc.	4,700	95,974
The Coca-Cola Co.	1,140	55,005

		150,979

Forest & Paper Products—3.8%
Ball Corp.	1,160	50,576
Kimberly-Clark Corp.	1,110	75,425
Louisiana-Pacific Corp.	3,210	69,111

		195,112

Health Services—2.3%
Laboratory Corp. of America Holdings (a)	880	64,654
Service Corp. International	2,600	26,650
WellPoint, Inc. (a)	350	27,541

		118,845

Insurance—5.3%
American International Group, Inc.	700	50,162
Aon Corp.	1,150	40,641
Lincoln National Corp.	570	37,848
PartnerRe, Ltd.	413	29,335
The Allstate Corp.	960	62,506
The St. Paul Travelers Cos., Inc.	880	47,247

		267,739

Leisure & Entertainment—4.1%
Gannett Co., Inc.	1,010	61,065
News Corp., Class A	3,965	85,168
Time Warner, Inc.	2,810	61,202

		207,435

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard Retirement Equity Portfolio (concluded)
Manufacturing—9.8%
General Electric Co.	4,345	$161,678
Honeywell International, Inc.	1,555	70,348
Ingersoll-Rand Co., Ltd., Class A	1,470	57,521
Pitney Bowes, Inc.	1,600	73,904
Tyco International, Ltd.	1,965	59,736
United Technologies Corp.	1,210	75,649

		498,836

Medical Products—2.0%
Johnson & Johnson	1,515	100,020

Printing & Publishing—1.1%
R.H. Donnelley Corp. (a)	872	54,701

Retail—4.2%
CVS Corp.	2,050	63,365
Dollar Tree Stores, Inc. (a)	1,605	48,311
Liz Claiborne, Inc.	1,175	51,065
The Kroger Co.	2,300	53,061

		215,802

Semiconductors & Components—1.8%
Flextronics International, Ltd. (a)	2,280	26,174
Intel Corp.	2,030	41,108
Solectron Corp. (a)	7,270	23,409

		90,691

Description	Shares	Value

Technology—2.2%
International Business Machines Corp.	1,160	$112,694

Technology Hardware—5.7%
Avaya, Inc. (a)	4,800	67,104
Cisco Systems, Inc. (a)	3,210	87,730
Dell, Inc. (a)	1,970	49,427
EMC Corp. (a)	4,600	60,720
Sun Microsystems, Inc. (a)	4,850	26,287

		291,268

Telecommunications—4.8%
ALLTEL Corp.	1,485	89,813
Sprint Nextel Corp.	4,699	88,764
Verizon Communications, Inc.	1,750	65,170

		243,747

Total Common Stocks (Identified cost $4,551,245)		5,053,848

Total Investments—99.5% (Identified cost $4,551,245) (b)		$5,053,848
Cash and Other Assets in Excess of Liabilities—0.5%		24,465

Net Assets—100.0%		$5,078,313

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard Retirement Small Cap Portfolio
Common Stocks—94.8%
Banking—10.0%
Bank of the Ozarks, Inc.	37,800	$1,249,668
BankUnited Financial Corp., Class A	33,200	928,272
First Community Bancorp	21,400	1,118,578
Franklin Bank Corp. (a)	35,300	725,062
Prosperity Bancshares, Inc.	20,300	700,553
Provident Bankshares Corp.	20,500	729,800
Sterling Bancshares, Inc.	84,300	1,097,586
United Bankshares, Inc.	14,350	554,627
Wintrust Financial Corp.	23,100	1,109,262

		8,213,408

Building & Construction—2.7%
AMCOL International Corp.	25,900	718,466
Builders FirstSource, Inc. (a)	12,400	221,092
Perini Corp. (a)	21,500	661,770
Watsco, Inc.	13,500	636,660

		2,237,988

Commercial Services—9.6%
Arbitron, Inc.	13,800	599,472
G & K Services, Inc.	28,300	1,100,587
John H. Harland Co.	21,400	1,074,280
Navigant Consulting, Inc. (a)	41,700	823,992
Rollins, Inc.	41,200	910,932
Tetra Tech, Inc. (a)	28,400	513,756
United Rentals, Inc. (a)	19,700	500,971
Waste Connections, Inc. (a)	21,200	880,860
Watson Wyatt Worldwide, Inc.	9,200	415,380
Wright Express Corp. (a)	34,100	1,062,897

		7,883,127

Computer Software—1.7%
Agile Software Corp. (a)	100,400	617,460
Secure Computing Corp. (a)	125,000	820,000

		1,437,460

Consumer Products—7.2%
Central Garden & Pet Co. (a)	23,800	1,152,396
Ethan Allen Interiors, Inc.	9,800	353,878
Fossil, Inc. (a)	30,100	679,658
Matthews International Corp., Class A	18,900	743,715
Physicians Formula Holdings, Inc.	46,500	869,085
Polaris Industries, Inc.	17,200	805,476
Sealy Corp.	48,800	719,800
WMS Industries, Inc. (a)	18,600	648,396

		5,972,404

Electric—0.2%
Cleco Corp.	5,100	128,673

Description	Shares	Value

Energy Exploration & Production—1.8%
Brigham Exploration Co. (a)	76,600	$559,946
The Exploration Co. of Delaware (a)	70,347	938,429

		1,498,375

Energy Integrated—0.4%
Foundation Coal Holdings, Inc.	11,700	371,592

Energy Services—2.1%
Complete Production Services, Inc.	32,400	686,880
Hercules Offshore, Inc. (a)	12,300	355,470
W-H Energy Services, Inc. (a)	14,500	706,005

		1,748,355

Financial Services—1.9%
Waddell & Reed Financial, Inc.	57,800	1,581,408

Forest & Paper Products—0.5%
Silgan Holdings, Inc.	8,500	373,320

Gas Utilities—0.0%
South Jersey Industries, Inc.	700	23,387

Health Services—3.9%
BioScrip, Inc. (a)	66,000	228,360
Centene Corp. (a)	28,600	702,702
Five Star Quality Care, Inc. (a)	77,500	864,125
Hanger Orthopedic Group, Inc. (a)	67,900	511,287
inVentiv Health, Inc. (a)	3,800	134,330
LifePoint Hospitals, Inc. (a)	24,200	815,540

		3,256,344

Insurance—3.3%
Arch Capital Group, Ltd. (a)	12,600	851,886
Aspen Insurance Holdings, Ltd.	29,000	764,440
Max Re Capital, Ltd.	28,100	697,442
RLI Corp.	7,900	445,718

		2,759,486

Leisure & Entertainment—2.2%
Bally Technologies, Inc. (a)	26,000	485,680
CBRL Group, Inc.	15,500	693,780
RARE Hospitality International, Inc. (a)	18,100	596,033

		1,775,493

Manufacturing—8.0%
Altra Holdings, Inc.	34,600	486,130
Applied Signal Technology, Inc.	50,800	714,248
Columbus McKinnon Corp. (a)	27,100	569,642
DRS Technologies, Inc.	12,750	671,670
Esterline Technologies Corp. (a)	13,500	543,105
Insteel Industries, Inc.	39,700	706,263
Kennametal, Inc.	9,600	564,960
Knoll, Inc.	41,800	919,600
Ladish Co., Inc. (a)	26,100	967,788
RBC Bearings, Inc. (a)	14,700	421,302

		6,564,708

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard Retirement Small Cap Portfolio (concluded)
Medical Products—2.7%
American Medical Systems Holdings, Inc. (a)	20,000	$370,400
Pharmanet Development Group, Inc. (a)	27,100	598,097
Symmetry Medical, Inc. (a)	49,500	684,585
Wright Medical Group, Inc. (a)	23,400	544,752

		2,197,834

Metals & Mining—2.0%
Cleveland-Cliffs, Inc.	9,200	445,648
Coeur d’Alene Mines Corp. (a)	116,200	575,190
Quanex Corp.	18,400	636,456

		1,657,294

Real Estate—5.4%
Ashford Hospitality Trust	86,300	1,074,435
Brandywine Realty Trust	22,000	731,500
Cousins Properties, Inc.	23,000	811,210
Healthcare Realty Trust, Inc.	21,300	842,202
MFA Mortgage Investments, Inc.	127,200	978,168

		4,437,515

Retail—5.1%
Guitar Center, Inc. (a)	27,200	1,236,512
Pacific Sunwear of California, Inc. (a)	43,100	843,898
Stein Mart, Inc.	16,100	213,486
The Finish Line, Inc.	43,000	614,040
The Timberland Co. (a)	22,500	710,550
Tractor Supply Co. (a)	12,800	572,288

		4,190,774

Semiconductors & Components—10.2%
Actel Corp. (a)	32,500	590,200
Benchmark Electronics, Inc. (a)	29,850	727,146
Coherent, Inc. (a)	31,000	978,670
CPI International, Inc.	57,900	868,500
Exar Corp. (a)	65,300	848,900
FARO Technologies, Inc. (a)	30,800	740,432
Integrated Device Technology, Inc. (a)	49,300	763,164
Microsemi Corp. (a)	38,000	746,700
Plexus Corp. (a)	26,600	635,208
Semtech Corp. (a)	66,400	867,848
TTM Technologies, Inc. (a)	58,000	657,140

		8,423,908

Services—1.0%
Perot Systems Corp., Class A (a)	51,500	844,085

Description	Shares	Value

Technology Hardware—10.0%
Avid Technology, Inc. (a)	14,700	$547,722
Avocent Corp. (a)	29,500	998,575
Brightpoint, Inc. (a)	50,100	673,845
C-COR, Inc. (a)	42,900	477,906
Emulex Corp. (a)	9,700	189,247
FEI Electronics Corp. (a)	34,600	912,402
Houston Wire & Cable Co.	27,300	570,570
Ixia (a)	54,000	518,400
Komag, Inc. (a)	22,200	840,936
LTX Corp. (a)	70,300	393,680
Powerwave Technologies, Inc. (a)	104,900	676,605
Rogers Corp. (a)	9,700	573,755
SafeNet, Inc. (a)	35,500	849,870

		8,223,513

Telecommunications—0.6%
Alaska Communications Systems Group, Inc.	35,300	536,207

Transportation—2.3%
AirTran Holdings, Inc. (a)	91,500	1,074,210
American Commercial Lines, Inc. (a)	6,000	393,060
Hub Group, Inc., Class A (a)	15,100	416,005

		1,883,275

Total Common Stocks (Identified cost $72,874,188)		78,219,933

	Principal Amount (000)

Repurchase Agreement—5.0%
State Street Bank and Trust Co., 4.30%, 01/02/07 (Dated 12/29/06, collateralized by $3,450,000 United States Treasury Bond, 7.50%, 11/15/16, with a value of $4,220,506) Proceeds of $4,136,976 (Identified cost $4,135,000)	$4,135	4,135,000

Total Investments—99.8% (Identified cost $77,009,188) (b)		$82,354,933
Cash and Other Assets in Excess of Liabilities—0.2%		159,040

Net Assets—100.0%		$82,513,973

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard Retirement International Equity Portfolio
Common Stocks—95.6%
Belgium—1.8%
InBev NV	82,200	$5,413,150

Brazil—0.6%
Petroleo Brasileiro SA ADR	17,200	1,771,428

Egypt—0.7%
Orascom Telecom Holding SAE GDR	30,600	2,019,600

Finland—0.9%
Fortum Oyj	99,200	2,820,267

France—13.7%
Axa	72,623	2,937,093
BNP Paribas	56,800	6,190,432
France Telecom SA	222,000	6,132,912
Lafarge SA	20,769	3,086,521
Sanofi-Aventis	77,480	7,146,725
Total SA	131,872	9,503,257
Vivendi	185,700	7,250,702

Total France		42,247,642

Germany—4.1%
Adidas AG	57,500	2,860,780
Allianz AG	14,500	2,959,078
DaimlerChrysler AG	70,400	4,344,584
KarstadtQuelle AG (a)	86,373	2,501,152

Total Germany		12,665,594

Ireland—2.2%
Bank of Ireland	137,058	3,162,803
CRH PLC	87,147	3,624,465

Total Ireland		6,787,268

Italy—7.3%
Banco Popolare di Verona e Novara Scrl	114,477	3,283,275
Capitalia SpA	319,696	3,022,638
Enel SpA	521,150	5,370,583
Eni SpA	151,675	5,096,161
UniCredito Italiano SpA	657,372	5,755,844

Total Italy		22,528,501

Description	Shares	Value

Japan—17.9%
Daito Trust Construction Co., Ltd.	52,100	$2,387,361
East Japan Railway Co.	358	2,388,570
Hoya Corp.	89,400	3,481,314
Keyence Corp.	13,100	3,242,155
Mitsubishi UFJ Financial Group, Inc.	315	3,886,115
Nidec Corp.	53,900	4,161,638
Nissan Motor Co., Ltd.	457,600	5,503,259
Nomura Holdings, Inc.	240,800	4,536,914
Sega Sammy Holdings, Inc.	112,700	3,036,104
Sumitomo Mitsui Financial Group, Inc.	618	6,327,557
Takeda Pharmaceutical Co., Ltd.	43,700	2,996,341
The Sumitomo Trust and Banking Co., Ltd.	470,000	4,922,664
THK Co., Ltd.	81,400	2,097,251
Tokyo Gas Co., Ltd.	770,000	4,090,554
Yamada Denki Co., Ltd.	27,400	2,322,521

Total Japan		55,380,318

Netherlands—1.7%
TNT NV	122,600	5,267,097

New Zealand—1.1%
Telecom Corp. of New Zealand, Ltd.	958,300	3,283,888

Norway—0.9%
Statoil ASA	108,650	2,883,618

Russia—0.5%
Mobile TeleSystems Sponsored ADR	32,700	1,641,213

Singapore—1.2%
Singapore Telecommunications, Ltd.	1,809,000	3,867,249

South Korea—1.3%
Hyundai Motor Co., Ltd. GDR (a)	50,600	1,033,758
Kookmin Bank Sponsored ADR	36,200	2,919,168

Total South Korea		3,952,926

Spain—2.0%
Banco Bilbao Vizcaya Argentaria SA	255,904	6,155,051

Sweden—1.0%
Telefonaktiebolaget LM Ericsson, B Shares	749,000	3,026,428

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)
Switzerland—9.7%
Compagnie Financiere Richemont AG, A Shares	65,800	$3,827,148
Credit Suisse Group	109,612	7,654,971
Nestle SA	19,844	7,038,955
Novartis AG	151,700	8,730,175
Zurich Financial Services AG	9,800	2,633,243

Total Switzerland		29,884,492

Turkey—0.9%
Turkcell Iletisim Hizmetleri AS ADR	216,036	2,890,562

United Kingdom—26.1%
BAE Systems PLC	716,500	5,970,284
BP PLC	487,920	5,419,243
Diageo PLC	300,375	5,893,487
Friends Provident PLC	693,500	2,945,305
Gallaher Group PLC	195,041	4,376,472
GlaxoSmithKline PLC	252,700	6,647,045
Imperial Tobacco Group PLC	147,780	5,813,476
ITV PLC	1,169,000	2,436,623
Kingfisher PLC	417,400	1,948,341
Lloyds TSB Group PLC	268,900	3,007,677
Marks & Spencer Group PLC	231,519	3,248,852
National Grid PLC	528,523	7,623,520
Northern Rock PLC	121,800	2,808,127
Old Mutual PLC	1,286,357	4,386,907
Reckitt Benckiser PLC	101,200	4,622,804
Tesco PLC	656,900	5,200,462
Vodafone Group PLC	2,993,866	8,291,115

Total United Kingdom		80,639,740

Total Common Stocks (Identified cost $239,306,851)		295,126,032

Description	Shares	Value

Preferred Stock—1.0%
Brazil—1.0%
Tele Norte Leste Participacoes SA ADR (Identified cost $3,105,388)	214,100	$3,194,372

	Principal Amount (000)

Repurchase Agreement—3.0%
State Street Bank and Trust Co.,4.30%, 01/02/07 (Dated 12/29/06, collateralized by $7,675,000 United States Treasury Bond, 7.50%, 11/15/16, with a value of $9,389,096) Proceeds of $9,207,397 (Identified cost $9,203,000)	$9,203	9,203,000

Total Investments—99.6% (Identified cost $251,615,239) (b)		$307,523,404
Cash and Other Assets in Excess of Liabilities—0.4%		1,169,457

Net Assets—100.0%		$308,692,861

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
December 31, 2006

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio
Common Stocks—81.7%
Argentina—0.7%
Banco Macro SA ADR	39,900	$1,245,279

Bahrain—0.6%
Investcorp Bank BSC GDR (a)	3,904	103,456
Investcorp Bank BSC GDR (a), (c)	35,584	942,976

Total Bahrain		1,046,432

Brazil—6.8%
Brasil Telecom Participacoes SA ADR	56,400	2,407,716
Companhia de Concessoes Rodoviarias	135,800	1,835,049
Petroleo Brasileiro SA ADR	42,500	4,377,075
Souza Cruz SA	94,034	1,675,875
Ultrapar Participacoes SA Sponsored ADR	56,200	1,292,600

Total Brazil		11,588,315

Chile—0.1%
Administradora de Fondos de Pensiones Provida SA Sponsored ADR	3,660	94,099

China—1.3%
CNOOC, Ltd. ADR	23,500	2,223,805

Egypt—4.0%
Eastern Tobacco	29,534	1,603,071
Orascom Construction Industries	55,949	2,702,794
Orascom Telecom Holding SAE	38,800	2,564,791

Total Egypt		6,870,656

Hong Kong—1.0%
China Netcom Group Corp. (Hong Kong), Ltd.	478,000	1,281,468
Pacific Basin Shipping, Ltd.	760,000	478,833

Total Hong Kong		1,760,301

Hungary—2.0%
Gedeon Richter Nyrt.	7,285	1,659,939
MOL Hungarian Oil and Gas Nyrt.	15,237	1,726,339

Total Hungary		3,386,278

Description	Shares	Value

India—6.6%
Hero Honda Motors, Ltd.	77,721	$1,332,811
Hindustan Lever, Ltd.	205,332	1,005,320
Oil and Natural Gas Corp., Ltd.	125,853	2,459,621
Punjab National Bank, Ltd.	6,700	76,749
Satyam Computer Services, Ltd.	252,164	2,762,352
State Bank of India	128,863	3,624,818

Total India		11,261,671

Indonesia—3.2%
PT Bank Mandiri Tbk	7,148,000	2,304,909
PT Telekomunikasi Indonesia Tbk Sponsored ADR	38,700	1,764,720
PT United Tractors Tbk	2,023,400	1,473,650

Total Indonesia		5,543,279

Israel—2.8%
Bank Hapoalim BM	688,436	3,241,332
Israel Chemicals, Ltd.	238,969	1,494,123

Total Israel		4,735,455

Kazakhstan—1.1%
KazMunaiGas Exploration
Production GDR	51,700	1,264,582
KazMunaiGas Exploration Production GDR (c)	24,200	591,932

Total Kazakhstan		1,856,514

Mexico—6.0%
Cemex SAB de CV Sponsored ADR (a)	113,734	3,853,308
Desarrolladora Homex SA de CV ADR (a)	23,390	1,381,648
Grupo Mexico SAB de CV, Series B	316,700	1,158,348
Grupo Televisa SA Sponsored ADR	79,300	2,141,893
Kimberly-Clark de Mexico SAB de CV, Series A	389,300	1,794,241

Total Mexico		10,329,438

Morocco—0.0%
Maroc Telecom	4,900	75,095

Peru—0.7%
Credicorp, Ltd.	30,400	1,244,576

Philippines—1.5%
Philippine Long Distance Telephone Co. Sponsored ADR	50,300	2,571,839

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (concluded)
December 31, 2006

Description	Shares	Value

Lazard Retirement Emerging Markets Portfolio (concluded)
Russia—3.0%
Evraz Group SA GDR	53,900	$1,384,691
Mobile TeleSystems Sponsored ADR	73,000	3,663,870

Total Russia		5,048,561

South Africa—9.6%
Aquarius Platinum, Ltd.	122,334	2,655,234
Edgars Consolidated Stores, Ltd.	598,755	3,312,759
Exxaro Resources, Ltd.	42,085	334,257
Imperial Holdings, Ltd. (a)	80,400	1,869,985
Kumba Iron Ore, Ltd. (a)	140,934	2,223,722
Murray & Roberts Holdings, Ltd.	240,467	1,367,617
Sanlam, Ltd.	248,530	645,052
Steinhoff International Holdings, Ltd.	721,853	2,544,133
Truworths International, Ltd.	319,656	1,452,580

Total South Africa		16,405,339

South Korea—15.8%
Hite Brewery Co., Ltd.	7,500	963,710
Hyundai Motor Co., Ltd.	30,740	2,227,824
Kangwon Land, Inc.	102,010	2,215,701
Kookmin Bank	61,558	4,957,736
KT Corp. Sponsored ADR	48,790	1,236,826
LG Electronics, Inc.	23,070	1,364,355
Lotte Shopping Co., Ltd. GDR (a), (c)	101,900	2,068,570
Samsung Electronics Co., Ltd. GDR	5,700	1,875,300
Samsung Electronics Co., Ltd. GDR (c)	13,126	4,318,454
Shinhan Financial Group Co., Ltd.	83,070	4,242,822
SK Corp.	20,800	1,632,688

Total South Korea		27,103,986

Sweden—2.0%
Oriflame Cosmetics SA SDR	81,200	3,346,252

Taiwan—8.5%
Advantech Co., Ltd.	453,388	1,627,939
Chinatrust Financial Holding Co., Ltd.	4,009,493	3,353,036
Chunghwa Telecom Co., Ltd. ADR	16,116	317,969
Fubon Financial Holding Co., Ltd.	2,713,000	2,539,405
Hon Hai Precision Industry Co., Ltd.	481,506	3,435,634
Taiwan Semiconductor Manufacturing Co., Ltd.	1,359,848	2,816,932
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	49,027	535,865

Total Taiwan		14,626,780

Description	Shares	Value

Thailand—0.8%
Kasikornbank PCL	514,500	$889,523
Thai Union Frozen Products PCL	709,800	490,871

Total Thailand		1,380,394

Turkey—3.6%
Enka Insaat ve Sanayi AS	122,662	1,307,586
Turkcell Iletisim Hizmetleri AS	529,401	2,672,232
Turkcell Iletisim Hizmetleri AS ADR	161,578	2,161,914

Total Turkey		6,141,732

Total Common Stocks (Identified cost $109,093,654)		139,886,076

Preferred Stocks—9.2%
Brazil—8.6%
AES Tiete SA	50,269,689	1,466,886
Bradespar SA	38,005	1,797,895
Companhia Vale do Rio Doce, A Shares	203,700	5,198,882
Iochpe Maxion SA	98,200	834,815
Klabin SA	774,400	1,940,534
Tele Norte Leste Participacoes SA ADR	91,700	1,368,164
Telemar Norte Leste SA	94,742	2,156,656

Total Brazil		14,763,832

South Korea—0.6%
Hyundai Motor Co., Ltd.	25,450	1,086,414

Total Preferred Stocks (Identified cost $13,830,124)		15,850,246

	Principal Amount (000)

Repurchase Agreement—8.4%
State Street Bank and Trust Co., 4.30%, 01/02/07 (Dated 12/29/06, collateralized by $12,055,000 United States Treasury Bond, 7.50%, 11/15/16, with a value of $14,747,303) Proceeds of $14,459,905 (Identified cost $14,453,000)	$14,453	14,453,000

Total Investments—99.3% (Identified cost $137,376,778) (b)		$170,189,322
Cash and Other Assets in Excess of Liabilities—0.7%		1,125,682

Net Assets—100.0%		$171,315,004

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Notes to Portfolios of Investments
December 31, 2006

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

Retirement Equity	$4,580,937	$502,857	$29,946	$472,911
Retirement Small Cap	77,729,064	7,215,231	2,589,362	4,625,869
Retirement International Equity	251,806,030	58,709,146	2,991,772	55,717,374
Retirement Emerging Markets	137,597,679	33,576,156	984,513	32,591,643

(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2006, these securities amounted to 4.6% of net assets and are considered to be liquid for Lazard Retirement Emerging Markets Portfolio.

Security Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

SDR — Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Notes to Portfolios of Investments (concluded)
December 31, 2006

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Portfolio

Industry
Agriculture	—%	0.9%
Alcohol & Tobacco	7.0	2.5
Automotive	3.5	2.7
Banking	18.2	12.2
Building & Construction	2.9	6.2
Consumer Products	3.7	4.8
Drugs	8.3	1.0
Electric	4.2	0.9
Energy Exploration & Production	—	2.7
Energy Integrated	8.9	6.4
Financial Services	3.9	5.0
Food & Beverages	2.3	0.3
Forest & Paper Products	—	2.2
Gas Utilities	1.3	—
Insurance	3.7	—
Leisure & Entertainment	3.1	2.5
Manufacturing	3.7	1.3
Metals & Mining	—	8.6
Retail	5.9	4.0
Semiconductors & Components	1.1	6.5
Technology	1.3	1.6
Technology Hardware	1.0	2.0
Telecommunications	10.1	14.2
Transportation	2.5	2.4

Subtotal	96.6	90.9
Repurchase Agreements	3.0	8.4

Total Investments	99.6%	99.3%

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Assets and Liabilities
December 31, 2006

	Lazard Retirement Equity Portfolio	Lazard Retirement Small Cap Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Portfolio

ASSETS
Investments in securities, at value	$5,053,848	$82,354,933	$307,523,404	$170,189,322
Cash	23,598	349	744	257
Foreign currency	—	—	4,393	208
Receivables for:
Investments sold	—	475,546	1,904,723	566,964
Dividends and interest	5,677	51,141	699,768	423,402
Capital stock sold	—	24	55,539	502,982
Amount due from Investment Manager (Note 3)	13,128	—	—	—

Total assets	5,096,251	82,881,993	310,188,571	171,683,135

LIABILITIES
Payables for:
Management fees	—	52,764	194,282	111,691
Accrued distribution fees	1,125	17,588	64,761	26,158
Accrued directors’ fees	12	274	665	307
Investments purchased	—	224,008	1,154,352	79,505
Capital stock redeemed	36	43,367	183	11,280
Other accrued expenses and payables	16,765	30,019	81,467	139,190

Total liabilities	17,938	368,020	1,495,710	368,131

Net assets	$5,078,313	$82,513,973	$308,692,861	$171,315,004

NET ASSETS
Paid in capital	$4,183,652	$53,528,081	$210,067,669	$122,870,904
Undistributed net investment income	31,239	3	4,086,576	1,276,939
Accumulated undistributed net realized gain	360,819	23,640,144	38,618,924	14,407,021
Net unrealized appreciation on:
Investments	502,603	5,345,745	55,908,165	32,759,060
Foreign currency	—	—	11,527	1,080

Net assets	$5,078,313	$82,513,973	$308,692,861	$171,315,004

Service Shares
Net assets	$5,078,313	$82,513,973	$308,692,861	$129,305,604
Shares of capital stock outstanding*	394,810	4,767,452	20,736,302	5,698,332
Net asset value, offering and redemption price per share	$12.86	$17.31	$14.89	$22.69

Investor Shares
Net assets	—	—	—	$42,009,400
Shares of capital stock outstanding*	—	—	—	1,849,829
Net asset value, offering and redemption price per share	—	—	—	$22.71

Cost of investments in securities	$4,551,245	$77,009,188	$251,615,239	$137,376,778
Cost of foreign currency	$—	$—	$4,296	$205

* $0.001 par value, 500,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Operations
For the year ended December 31, 2006

	Lazard Retirement Equity Portfolio	Lazard Retirement Small Cap Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Portfolio

INVESTMENT INCOME (LOSS)

Income:
Dividends	$82,741	$1,125,380	$7,435,678	$3,005,387
Interest	5,829	158,928	325,279	278,905

Total investment income*	88,570	1,284,308	7,760,957	3,284,292

Expenses:
Management fees	34,405	1,002,287	2,155,567	1,136,450
Distribution fees (Service Shares)	11,468	334,096	718,522	260,869
Custodian fees	58,690	77,047	131,005	298,229
Administration fees	53,907	80,091	111,243	75,968
Shareholders’ reports	761	14,071	211,943	26,033
Professional services	28,752	42,827	58,782	73,024
Shareholders’ services	13,848	15,497	13,859	22,707
Directors’ fees and expenses	278	8,340	17,532	6,810
Other	2,037	5,461	8,939	4,910

Total gross expenses	204,146	1,579,717	3,427,392	1,905,000
Management fees waived and expenses reimbursed	(127,575)	—	—	(109,711)
Administration fees waived	(18,750)	—	—	—
Expense reductions	(490)	—	(1,481)	—

Total net expenses	57,331	1,579,717	3,425,911	1,795,289

Net investment income (loss)	31,239	(295,409)	4,335,046	1,489,003

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	533,597	24,136,236	38,830,031	14,580,022
Foreign currency	—	—	(248,470)	(212,149)
Net change in unrealized appreciation (depreciation) on:
Investments***	166,637	(4,013,475)	14,909,193	14,827,361
Foreign currency	—	—	19,439	(3,839)

Net realized and unrealized gain on investments and foreign currency	700,234	20,122,761	53,510,193	29,191,395

Net increase in net assets resulting from operations	$731,473	$19,827,352	$57,845,239	$30,680,398

* Net of foreign withholding taxes of	$—	$7	$742,485	$253,509

** Net of foreign capital gains taxes of	$—	$—	$—	$168

*** Net change in unrealized foreign capital gains taxes of	$—	$—	$—	$47,132

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Changes in Net Assets

	Lazard Retirement Equity Portfolio		Lazard Retirement Small Cap Portfolio

	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$31,239	$27,497	$(295,409)	$(323,706)
Net realized gain on investments	533,597	532,185	24,136,236	11,695,519
Net change in unrealized appreciation (depreciation) on investments	166,637	(418,991)	(4,013,475)	(5,014,880)

Net increase in net assets resulting from operations	731,473	140,691	19,827,352	6,356,933

Distributions to shareholders:
Service Shares
From net investment income	(27,495)	(34,628)	—	—
From net realized gains	—	—	(11,366,037)	(9,489,535)

Net decrease in net assets resulting from distributions	(27,495)	(34,628)	(11,366,037)	(9,489,535)

Capital stock transactions:
Service Shares
Net proceeds from sales	2,684,257	1,080,761	19,184,681	26,254,947
Net proceeds in connection with acquisition of Phoenix-Lazard Small-Cap Value Series	—	—	—	12,046,680
Net proceeds from reinvestment of distributions	27,495	34,628	11,366,037	9,489,535
Cost of shares redeemed	(2,648,847)	(1,792,777)	(93,468,123)	(18,670,368)

Net increase (decrease) in net assets from capital stock transactions	62,905	(677,388)	(62,917,405)	29,120,794

Total increase (decrease) in net assets	766,883	(571,325)	(54,456,090)	25,988,192
Net assets at beginning of year	4,311,430	4,882,755	136,970,063	110,981,871

Net assets at end of year*	$5,078,313	$4,311,430	$82,513,973	$136,970,063

*Includes undistributed net investment income	$31,239	$27,495	$3	$21,746

Shares issued and redeemed:
Service Shares:
Shares outstanding at beginning of year	391,371	454,488	8,395,800	6,567,766

Shares sold	226,132	100,566	1,120,630	1,596,698
Shares issued in connection with acquisition of Phoenix-Lazard Small-Cap Value Series	—	—	—	771,728
Shares issued to shareholders from reinvestment of distributions	2,376	3,209	745,317	591,617
Shares redeemed	(225,069)	(166,892)	(5,494,295)	(1,132,009)

Net increase (decrease)	3,439	(63,117)	(3,628,348)	1,828,034

Shares outstanding at end of year	394,810	391,371	4,767,452	8,395,800

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Changes in Net Assets (concluded)

	Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Portfolio

	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005

INCREASE IN NET ASSETS

Operations:
Net investment income	$4,335,046	$3,377,582	$1,489,003	$690,281
Net realized gain on investments and foreign currency	38,581,561	12,631,903	14,367,873	7,355,438
Net change in unrealized appreciation (depreciation) on investments and foreign currency	14,928,632	9,977,952	14,823,522	10,594,255

Net increase in net assets resulting from operations	57,845,239	25,987,437	30,680,398	18,639,974

Distributions to shareholders:
From net investment income
Service Shares	(2,929,782)	(2,305,204)	(508,630)	(163,364)
Investor Shares	—	—	(49,478)	—
From net realized gains
Service Shares	(12,191,657)	(3,510,316)	(6,647,965)	(1,946,955)
Investor Shares	—	—	(581,670)	—

Net decrease in net assets resulting from distributions	(15,121,439)	(5,815,520)	(7,787,743)	(2,110,319)

Capital stock transactions:
Net proceeds from sales
Service Shares	29,502,896	41,338,382	50,674,749	42,369,454
Investor Shares	—	—	40,132,516	—
Net proceeds from reinvestment of distributions
Service Shares	15,121,439	5,815,520	7,154,647	2,110,319
Investor Shares	—	—	633,069	—
Cost of shares redeemed
Service Shares	(45,092,073)	(7,513,892)	(30,795,545)	(9,907,199)
Investor Shares	—	—	(2,189,297)	—

Net increase (decrease) in net assets from capital stock transactions	(467,738)	39,640,010	65,610,139	34,572,574

Total increase in net assets	42,256,062	59,811,927	88,502,794	51,102,229
Net assets at beginning of year	266,436,799	206,624,872	82,812,210	31,709,981

Net assets at end of year*	$308,692,861	$266,436,799	$171,315,004	$82,812,210

*Includes undistributed net investment income	$4,086,576	$2,929,782	$1,276,939	$585,559

Shares issued and redeemed:
Service Shares:
Shares outstanding at beginning of year	20,774,060	17,398,250	4,403,558	2,279,740

Shares sold	2,088,551	3,497,964	2,452,613	2,630,021
Shares issued to shareholders from reinvestment of distributions	1,120,953	495,782	375,375	134,931
Shares redeemed	(3,247,262)	(617,936)	(1,533,214)	(641,134)

Net increase (decrease)	(37,758)	3,375,810	1,294,774	2,123,818

Shares outstanding at end of year	20,736,302	20,774,060	5,698,332	4,403,558

Investor Shares**:
Shares outstanding at beginning of period			—

Shares sold			1,923,577
Shares issued to shareholders from reinvestment of distributions			33,215
Shares redeemed			(106,963)

Net increase			1,849,829

Shares outstanding at end of period			1,849,829

**The inception date for Lazard Retirement Emerging Markets Portfolio Investor Shares was May 1, 2006.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Financial Highlights
Selected data for a share of capital stock outstanding throughout each year:

LAZARD RETIREMENT EQUITY PORTFOLIO

	Year Ended

Service Shares	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of year	$11.02	$10.74	$9.67	$7.85	$9.38

Income (loss) from investment operations:
Net investment income	0.09	0.08	0.08	0.06	0.06
Net realized and unrealized gain (loss)	1.83	0.28	1.05	1.82	(1.58)

Total from investment operations	1.92	0.36	1.13	1.88	(1.52)

Less distributions from:
Net investment income	(0.08)	(0.08)	(0.06)	(0.06)	(0.01)

Total distributions	(0.08)	(0.08)	(0.06)	(0.06)	(0.01)

Net asset value, end of year	$12.86	$11.02	$10.74	$9.67	$7.85

Total Return (a)	17.48%	3.38%	11.79%	24.01%	(16.25)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$5,078	$4,311	$4,883	$4,591	$3,750
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses	4.45%	3.57%	3.58%	3.89%	3.74%
Net investment income	0.68%	0.59%	0.75%	0.73%	0.58%
Portfolio turnover rate	102%	75%	59%	56%	94%

LAZARD RETIREMENT SMALL CAP PORTFOLIO

	Year Ended

Service Shares	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of year	$16.31	$16.90	$14.71	$10.72	$13.08

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.04)	— (b)	— (b)	0.01
Net realized and unrealized gain (loss)	2.49	0.69	2.19	3.99	(2.32)

Total from investment operations	2.43	0.65	2.19	3.99	(2.31)

Less distributions from:
Net realized gains	(1.43)	(1.24)	—	—	(0.05)

Total distributions	(1.43)	(1.24)	—	—	(0.05)

Net asset value, end of year	$17.31	$16.31	$16.90	$14.71	$10.72

Total Return (a)	16.07%	3.99%	14.89%	37.22%	(17.68)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$82,514	$136,970	$110,982	$76,636	$47,453
Ratios to average net assets:
Net expenses	1.18%	1.22%	1.25%	1.25%	1.25%
Gross expenses	1.18%	1.22%	1.28%	1.37%	1.42%
Net investment income (loss)	(0.22)%	(0.26)%	(0.35)%	0.03%	(0.17)%
Portfolio turnover rate	87%	93%	98%	78%	108%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

(b)	Amount is less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Year Ended

Service Shares	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of year	$12.83	$11.88	$10.39	$8.11	$9.09

Income (loss) from investment operations:
Net investment income	0.21	0.15	0.09	0.04	0.05
Net realized and unrealized gain (loss)	2.61	1.08	1.46	2.27	(1.02)

Total from investment operations	2.82	1.23	1.55	2.31	(0.97)

Less distributions from:
Net investment income	(0.15)	(0.11)	(0.06)	(0.03)	(0.01)
Net realized gains	(0.61)	(0.17)	—	—	—

Total distributions	(0.76)	(0.28)	(0.06)	(0.03)	(0.01)

Net asset value, end of year	$14.89	$12.83	$11.88	$10.39	$8.11

Total Return (a)	22.53%	10.65%	14.98%	28.52%	(10.71)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$308,693	$266,437	$206,625	$130,443	$48,913
Ratios to average net assets:
Net expenses	1.19%	1.21%	1.25%	1.25%	1.25%
Gross expenses	1.19%	1.21%	1.29%	1.40%	1.65%
Net investment income	1.51%	1.45%	1.05%	1.25%	0.98%
Portfolio turnover rate	75%	54%	53%	38%	49%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

	Year Ended

Service Shares	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of year	$18.81	$13.91	$10.73	$7.02	$7.17

Income (loss) from investment operations:
Net investment income (a)	0.27	0.13	0.05	0.10	0.05
Net realized and unrealized gain (loss)	5.08	5.41	3.21	3.61	(0.16)

Total from investment operations	5.35	5.54	3.26	3.71	(0.11)

Less distributions from:
Net investment income	(0.10)	(0.05)	(0.08)	— (c)	(0.04)
Net realized gains	(1.37)	(0.59)	—	—	—

Total distributions	(1.47)	(0.64)	(0.08)	—	(0.04)

Net asset value, end of year	$22.69	$18.81	$13.91	$10.73	$7.02

Total Return (b)	29.95%	40.78%	30.59%	52.94%	(1.50)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$129,306	$82,812	$31,710	$15,937	$7,965
Ratios to average net assets:
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses	1.69%	1.95%	2.36%	2.96%	3.92%
Net investment income	1.30%	1.39%	1.13%	1.69%	0.95%
Portfolio turnover rate	48%	51%	43%	41%	53%

Investor Shares	For the Period 5/1/06* to 12/31/06

Net asset value, beginning of period	$22.13

Income from investment operations:
Net investment income (a)	0.19
Net realized and unrealized gain	1.88

Total from investment operations	2.07

Less distributions from:
Net investment income	(0.12)
Net realized gains	(1.37)

Total distributions	(1.49)

Net asset value, end of period	$22.71

Total Return (b)	10.64%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42,009
Ratios to average net assets:
Net expenses (d)	1.35%
Gross expenses (d)	1.54%
Net investment income (d)	1.38%
Portfolio turnover rate	48%

*	The inception date for Investor Shares was May 1, 2006.

(a)	Net investment income has been computed using the average shares method for year 2006.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Notes to Financial Statements
December 31, 2006

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of ten no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement Equity Portfolio (“Equity Portfolio”), Lazard Retirement Small Cap Portfolio (“Small Cap Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Portfolio (“Emerging Markets Portfolio”). Each of the other six Portfolios had not commenced operations as of December 31, 2006.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities not traded on the valuation date are valued at the last quoted bid price.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

Lazard Retirement Series, Inc.

Notes to Financial Statements (continued)
December 31, 2006

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2006, the Fund had no unused capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2006, the Portfolios did not elect to defer net capital and currency losses arising between November 1, 2006 and December 31, 2006.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31 was as follows:

	Ordinary Income		Long-Term Capital Gains

Portfolio	2006	2005	2006	2005

Equity	$27,495	$34,628	$—	$—
Small Cap	5,508,707	2,220,767	5,857,330	7,268,768
International Equity	6,461,100	3,660,173	8,660,339	2,155,347
Emerging Markets	3,480,506	499,760	4,307,237	1,610,559

At December 31, 2006, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain

Equity	$33,784	$387,968
Small Cap	9,991,518	14,368,502
International Equity	15,724,332	27,167,887
Emerging Markets	7,532,052	8,320,440

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and

Lazard Retirement Series, Inc.

Notes to Financial Statements (continued)
December 31, 2006

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
Small Cap	0.75
International Equity	0.75
Emerging Markets	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

Equity	1.25%	N/A
Small Cap	1.25	N/A
International Equity	1.25	N/A
Emerging Markets	1.60	1.35%

During the period ended December 31, 2006, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Service Shares	Investor Shares

Equity	$127,575	N/A
Emerging Markets	92,077	$17,634

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services. Each Portfolio bears the cost of such services at a total fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee for the Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2006 were as follows:

Portfolio	Purchases	Sales

Equity	$4,645,342	$4,543,361
Small Cap	112,530,656	187,665,303
International Equity	210,205,369	225,815,368
Emerging Markets	101,492,557	52,369,194

For the year ended December 31, 2006, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

Lazard Retirement Series, Inc.

Notes to Financial Statements (concluded)
December 31, 2006

6. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Reorganization

On April 29, 2005, Small Cap Portfolio acquired the net assets of Phoenix-Lazard Small-Cap Value Series (“Phoenix Portfolio”), a series of The Phoenix Edge Series Fund, pursuant to a plan of reorganization approved by Phoenix Portfolio shareholders on April 26, 2005. The acquisition was accomplished by a tax-free exchange of 771,728 shares (valued at $12,046,680) of Small Cap Portfolio for the 960,107 shares of Phoenix Portfolio outstanding on April 29, 2005. Phoenix Portfolio’s net assets at that date, including $714,260 of unrealized appreciation and $254,282 of accumulated realized net gain, were combined with those of Small Cap Portfolio. The aggregate net assets of Small Cap Portfolio and Phoenix Portfolio immediately before the reorganization were $104,311,297 and $12,046,680, respectively. The aggregate net assets of Small Cap Portfolio immediately after the reorganization were $116,357,977.

8. Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required beginning with the last net asset value per share calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management has determined that the Fund does not have any uncertain tax positions.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management is evaluating the application of FAS 157 to the Portfolios, and believes the impact resulting from the adoption of FAS 157 will be limited to expanded disclosures in the Fund’s financial statements.

Lazard Retirement Series, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Lazard Retirement Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lazard Retirement Series, Inc. (the “Fund”, comprised of Lazard Retirement Equity Portfolio, Lazard Retirement Small Cap Portfolio, Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Portfolio) as of December 31, 2006 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 15, 2007

Lazard Retirement Series, Inc.

Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) and Term with the Fund(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Non-Interested Directors:

Kenneth S. Davidson (61)	Director since April 1997

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridge- hampton Chamber Music Festival; Trustee, American Friends of the National Gallery/London.

Lester Z. Lieberman (76)	Director since April 1997

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center.

Leon M. Pollack (66)	Director since August 2006	Former Managing Director, Donaldson, Lufkin & Jenrette.

Richard Reiss, Jr. (62)	Director since April 1997	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (59)	Director since September 2004	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan, Inc.; Former Director, Independent Bank, Memphis.
Interested Directors(3):

Charles Carroll (46)	Chief Executive Officer, President and Director since June 2004	Deputy Chairman and Head of Global Marketing of the Investment Manager.

Ashish Bhutani (46)	Director since July 2005

Chief Executive Officer of the Investment Manager; from 2001 to December 2002, Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein and member of its Global Corporate and Markets Board and the Global Executive Committee.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 17 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act advised by an affiliate of the Investment Manager. Each Director serves an indefinite term, until his successor is elected.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-887-4929.

Lazard Retirement Series, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) and Term with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (34)	Vice President and Secretary since April 2002	Managing Director and General Counsel of the Investment Manager.

Stephen St. Clair (48)	Treasurer since May 2003	Vice President of the Investment Manager.

Brian Kawakami (57)	Chief Compliance Officer since August 2006

Senior Vice President and Chief Compliance Officer of the Investment Manager; Chief Compliance Officer at INVESCO, from July 2002 to April 2006; Chief Compliance Officer at Aeltus Investment Management, from 1993 to July 2002.

Brian D. Simon (44)	Assistant Secretary since November 2002	Director of the Investment Manager; Vice President, Law & Regulations at J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (32)	Assistant Secretary since April 2005	Vice President of the Investment Manager; Associate at Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (32)	Assistant Treasurer since December 2004	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard Retirement Series, Inc.

Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreements

At the meeting of the Fund’s Board of Directors held on November 8, 2006, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager (the “Management Agreement”). The Directors who are not interested persons (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds comprise less than $6 billion of the approximately $88 billion of total assets under the management of the Investment Manager and its global affiliates) and outline of the Investment Manager’s global structure, including technology and operational support and significant marketing infrasturcture across broad distribution channels, all of which provide realized benefits through investment in the Investment Manager’s investment advisory business. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, business reputation, financial condition and experience. The Directors agreed that the Fund benefits from all of the services of the Investment Manager’s global platforms, and that such services would be different than those provided to a $6 billion fund complex. The representatives of the Investment Manager reviewed the Fund’s distribution channels and the relationships the Investment Manager has with various intermediaries and the different needs of each. The representatives of the Investment Manager reviewed the asset growth or decline in each Portfolio.

The Directors discussed the nature, extent and quality of the services provided by the Investment Manager to each Portfolio. The Directors considered the various services provided by the Investment Manager to each Portfolio and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund and its Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure and agreed that the Fund benefits from all of the services of the Investment Manager’s global platforms, and that such services would be different than those provided to a fund if it were not managed by a global firm such as the Investment Manager.

Comparative Performance and Fees and Expenses

The Directors reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratios for each Portfolio, including comparative information prepared by Lipper.

Performance. The Directors noted that the Equity and Emerging Markets Portfolios each had achieved competitive long-term performance on a relative basis and were generally within the median ranges of the relevant Lipper comparison group (“Group”) and Lipper category (“Category”).

Lazard Retirement Series, Inc.

Other Information (continued)
(unaudited)

It was noted that the performance of the Small Cap Portfolio has been below the medians of the Group and Category for one-, two-, three- and four-year performance periods, but that more recent relative performance for shorter time periods had been improving. Representatives of the Investment Manager also reviewed personnel additions that had been made to its U.S. Small Cap Equity team. Performance of the International Equity Portfolio was below the Group and Category medians for all time periods reported by Lipper. The Directors received a special presentation from one of the Portfolio’s primary portfolio managers who had begun managing the Portfolio within the last year, and he described the Investment Manager’s efforts to improve the Portfolio’s performance, which included broadening the Portfolio’s investment universe to include emerging markets securities.

Advisory Fees and Expenses. The Directors also discussed the advisory fees and current expense ratios for each Portfolio, noting the assumptions used in the comparisons, and it was noted that they are generally within the median ranges of each Portfolio’s Group, with the exception of the Equity Portfolio which, due to its small asset size, had relatively higher expenses. The Investment Manager’s representatives noted that the advisory fees for the Portfolios, except Equity Portfolio, are competitive within each Portfolio’s Group. For Equity Portfolio, it was noted that although the Portfolio’s contractual advisory fees were higher than most of the funds in its Group, the Investment Manager had waived all of its advisory fees for the measurement period. It was noted that the Investment Manager also is waiving fees and reimbursing expenses of Emerging Markets Portfolio.

An extended discussion of the fees charged and services provided under the Management Agreement ensued as the Directors considered and evaluated the historical performance and expense ratios of the Portfolios.

The Directors also considered advisory fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager in the same Lipper category as each Portfolio, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). For each Portfolio, the Directors discussed the fee paid to the Investment Manager compared to the fee paid to the Investment Manager by Similar Accounts. For each Portfolio the Directors reviewed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in management of the different types of Similar Accounts as compared to management of the Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager to evaluate the appropriateness and reasonableness of each Portfolio’s advisory fees. A discussion ensued with respect to each Portfolio, as a consequence of which the Board recognized that any differences in fees paid by Similar Accounts was consistent with the differences in the services provided.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning the costs to and profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, reviewing the projected dollar amount of expenses allocated and profit received by the Investment Manager and the method used to determine such expenses and profit. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates, including Lazard, receive any significant indirect benefits from managing the Portfolios. The Investment Manager’s representatives stated that Lazard is not currently used for brokerage purposes and that there is no ability for the Investment Manager to benefit from any money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives noted that the Investment Manager does obtain soft dollar research, as reviewed by the Board each quarter. The Directors agreed that the information provided substantiated statements of the Investment Manager’s representatives.

The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services and noted that the Fund does not bear any related costs other than the 0.25% fees pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares.

It was noted that for each Portfolio the profitability percentages were within ranges determined by appropriate court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered and, given the overall service levels, were thought not to be excessive, and the Board concurred with this analysis.

Lazard Retirement Series, Inc.

Other Information (concluded)
(unaudited)

The Directors considered the Investment Manager’s projected profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services. The Directors evaluated the costs of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Fund in light of the relevant circumstances for each Portfolio, including the trend in asset growth or decline, the extent to which economies of scale would be realized as the Portfolio grows and whether economies of scale are shared with the Portfolio. It was noted that a discussion of economies of scale should be predicated on increasing assets and that if a Portfolio’s assets had been decreasing, the extent to which the Investment Manager may have realized any economies of scale would be muted.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $88 billion asset management business.

•

The Board was satisfied with each of the Equity Portfolio’s and Emerging Markets Portfolio’s overall performance, which was generally within the median ranges of the relevant Group and Category. While the Board was satisfied with the Investment Manager’s efforts to improve performance of Small Cap Portfolio and International Equity Portfolio, the Board would continue to monitor these Portfolios’ performance.

•

The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Investment Manager from the relationship with the Fund.

•

The Board recognized that economies of scale may be realized as the assets of the Portfolios increase. They believed, based on relatively stable profitability levels and the enhanced services and increased investment in the Fund’s business, that there was no evidence that economies of scale were not being shared. The Board determined that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund was in the best interests of the Fund and its shareholders.

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Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Retirement Series, Inc.	30 Rockefeller Plaza	Tel 800-887-4929
	New York, NY 10112-6300	www.LazardNet.com

R T 0 3 1 0 1

ITEM 2. CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman and Robert M. Solmson, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman and Mr. Solmson are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $85,200 in 2005 and $89,600 in 2006.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $22,400 in 2005 and $23,500 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $22,400 in 2005 and $23,500 in 2006. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

     Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The Registrant has a Nominating Committee (the “Committee”) of the Board, which is currently comprised of all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee’s function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant’s outstanding shares or (b) $500,000 of the Registrant’s shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Procedures and Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)      Code of Ethics referred to in Item 2.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)          Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 6, 2007

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 6, 2007